UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

54 Wilton Road, 2nd Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08            Shareholder Director Nominations

On April 24, 2020, the board of directors (the “Board”) of BioSig Technologies, Inc. (the “Company”) established June 26, 2020, as the date for the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and set April 28, 2020, as the record date for the Annual Meeting. Due to the fact that the date of the Annual Meeting has been changed by more than 30 days from the anniversary date of the 2019 Annual Meeting of Stockholders, the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations.

In accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s amended and restated bylaws, the deadline for receipt of stockholder proposals or nominations for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 will be no later than 5:00 p.m., Eastern Time, May 4, 2020. Stockholder proposals must comply with all of the applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8 under the Exchange Act and the Company’s amended and restated bylaws.

Item 8.01            Other Events.

On April 23, 2020, the Company issued a press release announcing that the Company’s subsidiary, ViralClear Pharmaceuticals, Inc. (“ViralClear”), published comparative in vitro data on merimepodib and remdesivir activity against COVID-19 in F1000 Research. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On April 24, 2020, the Company issued a press release announcing that ViralClear submitted an Investigational New Drug Application to the Food and Drug Administration for its Phase II clinical trial with merimepodib as a treatment for COVID-19. A copy of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

On April 24, 2020, the Company also issued a press release announcing that it will be hosting a conference call on recent developments of ViralClear and its product candidate merimepodib. A copy of this press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 23, 2020
99.2	Press Release, dated April 24, 2020
99.3	Press Release, dated April 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2020	By:	/s/ Kenneth L. Londoner
Name: Kenneth L. Londoner
Title: Executive Chairman